UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 15, 2005
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


         Delaware                 333-121904-01                  13-3320910
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)              File No.)                Identification No.)

                 11 Madison Avenue
                 New York, New York                                10010
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      (Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code (212) 325-2000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            -------------

            Attached as Exhibit  99.1 to this Current  Report are  computational materials (the "Computational Material") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-C4 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-121904) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01   Financial Statements and Exhibits.
            ----------------------------------

(c)   Exhibits

      Exhibit No.                                  Description
      -----------                                  -----------
         99.1                                Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CREDIT SUISSE FIRST BOSTON
                                                       MORTGAGE SECURITIES CORP.

Date: August 18, 2005

                                                 By:/s/ Jeffrey Altabef
                                                    ----------------------------
                                                 Name:  Jeffrey Altabef
                                                 Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                          Paper (P) or
          Exhibit No.             Description             Electronic (E)
          -----------             -----------             --------------

             99.1            Computational Materials            P